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                                                                       Exhibit A

                              COMMON STOCK WARRANT

                             To Purchase ___________
                            Shares of Common Stock of

                  Global One Distribution & Merchandising Inc.

                            ___________________, 1996


     THIS CERTIFIES THAT, in consideration for its payment of $50.00 to Global One Distribution & Merchandising Inc. (the "Company"), a Delaware corporation, Miller, Johnson & Kuehn, Incorporated ("MJK") or its registered assigns is entitled to subscribe for and purchase from the Company at any time after the date hereof to and including ______________, 1999, ____________________________
fully paid and nonassessable shares of the Company's Common Stock, $.01 par value, at a price of $1.50 per share:

     This Warrant is subject to the following provisions, terms and conditions:

     1. EXERCISE; TRANSFERABILITY. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of common stock), by written notice of exercise delivered to the Company twenty (20) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by certified or bank check or wire transfer of the purchase price for such shares.

          This Warrant may be transferred subject to the following conditions:
(i) during the first year after the date of this Warrant, it may not be sold, transferred, assigned or hypothecated except to persons who are (x) both officers and shareholders of MJK, or (y) both officers and employees of MJK, and
(ii) after such period, the Warrant shall be transferable without restriction, but subject to the opinion of counsel as provided by paragraph 7 herein that such transfer is not in violation of federal or state securities laws.

     2. ISSUANCE OF SHARES. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been exercised by surrender of the Warrant and payment for the shares. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the

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number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

     3. COVENANTS OF COMPANY. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

     4. ANTI-DILUTION ADJUSTMENTS. The above provisions are, however, subject to the following:

          (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock. Upon each adjustment of the exercise price, the holder of this Warrant shall thereafter be entitled to purchase, at the exercise price resulting from such adjustment, the number of shares obtained by multiplying the exercise price immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

          (b) No fractional shares of common stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

          (c)  If any capital reorganization or reclassification of


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the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          Notwithstanding any language to the contrary set forth in this paragraph 4 (c), if an occurrence or event described herein shall take place in which the shareholders of the Company receive cash for their shares of common stock of the Company and a successor corporation or corporation purchasing assets shall survive the transaction then, at the election of the record holder hereof, such corporation shall be obligated to purchase this Warrant (or the unexercised part hereof) from the record holder without requiring the holder to exercise all or part of the Warrant. If such corporation refuses to so purchase this Warrant then the Company shall purchase the Warrant for cash. In either case the purchase price shall be the amount per share that shareholders of the outstanding common stock of the Company shall receive as a result of the transaction multiplied by the number of shares covered by the Warrant, minus the aggregate exercise price of the Warrant. Such purchase shall be closed within 60 days following the election of the holder to sell this Warrant.


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          (d)  Upon any adjustment of the Warrant purchase price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (e) If any event occurs as to which in the good faith determination of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of common stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     5. COMMON STOCK. As used herein, the term "common stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as common stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 4 above.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     7. TRANSFER OF WARRANT OR RESALE OF SHARES. In the event the holder of this Warrant desires to transfer this Warrant, or any common stock issued upon the exercise hereof, the holder shall provide the Company with a written notice describing the manner of such transfer and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification (under any Federal or State law), whereupon such holder shall be entitled to transfer this Warrant or to dispose of shares of common stock received upon the previous exercise hereof in accordance with the notice delivered by such holder to the Company; PROVIDED, that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"); and PROVIDED, FURTHER, that the


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holder shall not be entitled to transfer this Warrant in part if such transfer would result in a Warrant for less than one thousand (1,000) shares (unless such amount represents the residual balance of the number of shares subject to this Warrant).

          If, in the opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of common stock issued upon the exercise hereof, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law.

     8. REGISTRATION RIGHTS. (a) If the Company proposes to claim an exemption under Section 3(b) of the Securities Act for a public offering of any of its securities or to register under the Securities Act (except by a claim of exemption or registration statement on a form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of common stock acquired upon the exercise of Warrants, of its intention to do so and, on the written request of any such registered holders given within twenty (20) days after receipt of any such notice (which request must be made within three (3) years after the date of exercise of Warrant from the date of this Warrant), the Company will use its best efforts to cause all such shares, the registered holders of which shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares otherwise to be included pursuant to this Section in the underwritten public offering may be reduced; provided, however, that any such required reduction in the number of shares to be included shall be pro rata among the warrantholders and all other persons having registration rights and requesting registration at such time. Those shares


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which are thus excluded from the underwritten public offering shall be withheld from the market for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. All expenses of such offering, except the fees of special counsel to such holders and brokers' commissions or underwriting discounts payable by such holders, shall be borne by the Company.

          (b)  If and whenever the Company is required by the provisions of
Section 8(a) hereof to effect the registration of shares issued upon the exercise of the Warrants under the Securities Act, the Company will:

               (i) Prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine (9) months;

               (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine (9) months;

               (iii) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

               (iv) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               (v) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus


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          forming a part of such registration statement has been filed;

               (vi) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

               (vii) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrants or shares by such holder;

               (viii) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

               (ix) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;


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               (x)    at the request of any such holder, furnish on the
          effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

          (c) The Company hereby indemnifies the holder of this Warrant and of any common stock issued or issuable hereunder, its officers and directors, and any person who controls such Warrant holder or such holder of common stock within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of common stock expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

     9.   ADDITIONAL RIGHT TO CONVERT WARRANT.

          (a)  The holder of this Warrant shall have the right to


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require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Common Stock as provided for in this
Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate
Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

          (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the Warrantholder will purchase pursuant to such conversion and (ii) a place and date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

          (c) At any closing under Section 9(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

          (d) "FAIR MARKET VALUE" means, with respect to the Company's Common Stock, as of any date:

               (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the reported closing price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

              (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or


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             (iii)    if the Common Stock is not so listed or admitted to
unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

          (e) Nothing in this Section 9 shall provide the holder of this Warrant with the right to require the Company to convert this Warrant into shares of Common Stock for a price less than $1.50 per share.

     IN WITNESS WHEREOF, Global One Distribution & Merchandising Inc. has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of ___________, 1996.


                                        GLOBAL ONE DISTRIBUTION &
                                        MERCHANDISING INC.



                                        By ______________________________



     This Warrant has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be sold or transferred without an effective registration thereof under such Act or pursuant to an exemption from the registration requirements of such Act or applicable state securities laws, supported by an opinion of counsel, reasonably acceptable to the Company, that such registration is not required.


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                                  EXERCISE FORM

                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)




GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.


     The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder ______________ shares of the Common Stock, $.001 par value, of Global One Distribution & Merchandising Inc. and herewith makes payment of $________________ therefor, and requests that the certificates for such shares be issued in the name of _____________________________________ and be delivered to _________________________________ whose address is _________________________
_______________________________________________________________________________
_______________.



Dated: ________________                 ________________________________________
                                        (Signature must conform in all respects
                                        to the name of holder as specified on
                                        the face of the warrant)



                                        (Address)



                                        (City - State - Zip)


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                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)



     For value received, the undersigned hereby sells, assigns and transfers unto ________________________________________ the right represented by the within warrant to purchase ______________ of the shares of Common Stock, $.01 par value, of Global One Distribution & Merchandising Inc. to which the within warrant relates, and appoints ______________________ attorney to transfer said right on the books of Global One Distribution & Merchandising Inc., with full power of substitution in the premises.




Dated: ________________                 ________________________________________
                                        (Signature must conform in all respects
                                        to the name of holder as specified on
                                        the face of the warrant)



                                        (Address)



                                        (City - State - Zip)



In the presence of:


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                                CONVERSION NOTICE
              (TO BE SIGNED ONLY UPON EXERCISE OF CONVERSION RIGHT
                     SET FORTH IN SECTION 9 OF THE WARRANT)



TO GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.:

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in Section 9 of such Warrant and to purchase _______________ shares of the Common Stock, $.01 par value, of Global One Distribution & Merchandising Inc. The closing of this conversion shall take place at the offices of the undersigned on ____________________. Certificates for the shares to be delivered at the closing shall be issued in the name of __________________________________________, whose address is
___________________________________________.




Dated: ________________                 ________________________________________
                                        (Signature must conform in all respects
                                        to the name of holder as specified on
                                        the face of the Warrant)



                                        (Address)



                                        (City - State - Zip)


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